UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No.__)

Filed by the Registrant ☑

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a- 6(e)(2) )
☑	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

VAUGHAN FOODS, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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June 23, 2010

To our stockholders:

You are cordially invited to attend our 2010 annual meeting of stockholders (“Annual Meeting”) to be held at our offices located at 1005 Messenger Lane, Moore, Oklahoma 73160 on Thursday, August 5, 2010 at 1:00 PM central time.

The matters to be acted upon at the Annual Meeting are described in detail in the accompanying notice of the 2010 Annual Meeting and proxy statement. The annual meeting materials include the Notice, proxy statement, our Annual Report and proxy card, all of which are enclosed.

Please use this opportunity to contribute to our company by voting on the matters to come before this Annual Meeting. Please complete, date, sign and promptly return the enclosed proxy card in the enclosed postage-paid envelope before the Annual Meeting so that your shares will be represented at the Annual Meeting. Voting by returning the proxy card does not deprive you of your right to attend the Annual Meeting and to vote your shares in person.

Sincerely,

Herbert B. Grimes
Chairman of the Board of Directors and Chief Executive Officer

Notice of Annual Meeting of Stockholders
Dated: June 23, 2010

To our stockholders:

The 2010 Annual Meeting of stockholders (“Annual Meeting”) will be held at our offices located at 1005 Messenger Lane, Moore, Oklahoma 73160 on Thursday, August 5, 2010 at 1:00 PM central time. The purpose of the meeting is to:

(1)	Election of five directors to hold office until the Annual Meeting of Stockholders in 2011, and until their successors are elected and qualified.

(2)	Ratify the selection of Cole & Reed, P.C. as the independent registered public accounting firm for the fiscal year ended December 31, 2010.

(3)	Transact any other business that may properly come before the meeting or any adjournments thereof.

If you were a stockholder of record at the close of business on June 16, 2010, you may vote by proxy or in person at the annual meeting. Your vote is important, regardless of the number of shares you own. Whether you plan to attend the annual meeting or not, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD and mail it in the envelope provided. If you attend the meeting and prefer to vote in person, you may do so.

By the Board of Directors,

Gene P. Jones
Secretary, Treasurer and Chief Financial Officer

VAUGHAN FOODS, INC.

PROXY STATEMENT FOR THE ANNUAL MEETING OF STOCKHOLDERS
August 5, 2010

The Board of Directors of Vaughan Foods, Inc. (“Vaughan” or the “Company”) is providing the enclosed proxy materials to you in connection with its solicitation of proxies to be voted at the 2010 Annual Meeting of Stockholders (the “Annual Meeting”) and any adjournment, postponement or continuation of the Annual Meeting. The Annual Meeting will be held at our offices located at 1005 Messenger Lane, Moore, Oklahoma 73160 on Thursday, August 5, 2010 at 1:00 PM central time. When Vaughan asks for your proxy, it must provide you with a proxy statement that contains certain information specified by law.

Internet Availability of Proxy Materials

Under rules recently adopted by the Securities and Exchange Commission, we are now furnishing proxy materials on the internet in addition to mailing paper copies of the materials to each stockholder of record. Instructions on how to access and review the proxy materials on the internet can be found below and on the Notice of Internet Availability of Proxy Materials (the “Notice”) sent to stockholders who hold their shares in street name. The Notice will also include instructions for stockholders who hold their shares in street name on how to access the proxy card to vote over the internet.

The following proxy materials are available at http://www.cstproxy.com/vaughanfoods/2010:

•	the Company’s 2010 Proxy Statement (including all attachments thereto);

•	the Proxy Card;

•	the Company’s Annual Report for the year ended December 31, 2009 (which is not deemed to be part of the official proxy soliciting materials); and

•	any amendments to the foregoing materials that are required to be furnished to stockholders.

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING

Why did you send me this proxy statement?

Vaughan sent you this proxy statement and the enclosed proxy card because you are a Vaughan stockholder and Vaughan’s Board of Directors is soliciting your proxy to vote your shares at the Annual Meeting. This proxy statement includes information about the issues to be voted upon at the meeting.

This proxy statement is being mailed on or about June 23, 2010 to all stockholders of record at the close of business on June 16, 2010 (the “Record Date”). On the Record Date, there were 9,380,577 shares of Vaughan common stock outstanding and entitled to vote. Each share of common stock is entitled to one vote.

The expense of this solicitation, including the cost of preparing, assembling and mailing the Notice of Annual Meeting, Proxy and Proxy Statement, will be borne by Vaughan. In addition to the solicitation of proxies by use of the mails, some of the officers and employees of Vaughan, without extra remuneration, may solicit proxies personally, by telephone or otherwise. In addition, arrangements will be made with brokerage houses and other custodians, nominees and fiduciaries to forward proxies and proxy materials to their principals, and Vaughan will reimburse them for their expenses in forwarding these materials.

Who is entitled to vote at the meeting?

Only stockholders of record at the close of business on the Record Date are entitled to receive notice of and to vote at the annual meeting. If you were a stockholder of record on that date, you will be entitled to vote all of the shares that you held on that date at the meeting, or any postponement or adjournment of the meeting.

How many votes do I have?

Each share of Vaughan common stock that you owned on the Record Date entitles you to one vote.

How many votes must be present to hold the meeting?

Under our bylaws and the Oklahoma General Corporation Act, Section 18-1061, the holders of a majority of the shares of Vaughan’s common stock issued and outstanding on the Record Date and entitled to vote at the meeting must be present at the meeting in person or by proxy in order to fulfill the quorum requirement necessary to hold the meeting. This means at least 4,690,289 common shares must be present in person or by proxy. We urge you to vote by proxy even if you plan to attend the meeting so that we will know as soon as possible that a quorum has been achieved. If a quorum is not present, in person or by proxy, the stockholders entitled to vote at the meeting, either present or represented by proxy, may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present or represented. However, if the date of any adjourned meeting is more than thirty days after the date for which the meeting was originally noticed, Vaughan must give written notice of the place, date and hour of the adjourned meeting in accordance with its bylaws.

How do I vote?

You can vote by completing, signing, dating and mailing the enclosed proxy card in the envelope provided. When a proxy is returned properly, the shares represented by the proxy will be voted in accordance with your instructions. You are urged to specify your choice by marking the appropriate boxes on the enclosed proxy card. If a proxy card is dated, signed and returned without specifying choices, the shares will be voted as recommended by the proxies listed on the proxy card.

You may also come to the Annual Meeting and cast your vote there. Please bring the admission ticket that can be found on the back cover of this proxy statement. If your shares are held in the name of your broker, bank or other nominee and you wish to vote at the Annual Meeting, you must bring a letter from the nominee indicating that you were the beneficial owner of the shares on June 16, 2010, the Record Date for voting, and that you have a right to vote your shares.

How do I vote if my shares are held in street name?

If your shares are held in street name, you should follow the voting instructions provided by your broker. If you hold your shares in street name and wish to vote at the meeting, you must obtain a legal proxy from your broker and bring that proxy to the meeting.

Regardless of how your shares are registered, if you complete and properly sign the accompanying proxy card and return it to the address indicated, it will be voted as you direct.

What are the voting recommendations of the Board of Directors?

The Board of Directors recommends that you vote in the following manner:

1.	FOR each of the persons nominated by the Board of Directors to serve as directors.

2.	FOR ratification of the selection of Cole & Reed, P.C. as the independent registered public accounting firm for the fiscal year ended December 31, 2010.

Unless you give contrary instructions on your proxy card, the persons named as proxies will vote your shares in accordance with the recommendations of the Board of Directors.

Will any other matters be voted on?

We do not know of any other matters that will be brought before the stockholders for a vote at the annual meeting. If any other matter is properly brought before the meeting, your signed proxy card would authorize Herb Grimes and Gene P. Jones, or either of them, to vote on such matters in their discretion.

May I revoke my vote after I have sent in my proxy?

You may revoke your proxy after it has been submitted by notifying the Corporate Secretary in writing at Vaughan’s principal executive offices at the address on the cover of this proxy statement. If you attend the meeting and wish to vote in person, you may request that your previously submitted vote not be used any time before it is voted.

How will my proxy be counted towards a quorum?

Proxies marked as abstaining (including proxies containing broker non-votes) on any matter to be acted upon by stockholders will be treated as present at the meeting for purposes of determining a quorum. Shares which are present, or represented by a proxy, will be counted for quorum purposes regardless of whether or not the holder of the shares or proxy votes on a matter. Broker non-votes will also be counted in determining a quorum.

What vote is required to pass the proposals under Oklahoma state law and our governing documents?

Election of Directors (Proposal 1)—The director nominees receiving the highest number of votes cast in favor of their election (up to number to be elected) will be elected.

Other Proposals (including Proposal 2)—For any other proposal, the affirmative vote of a majority of the shares present in person or by proxy and having voting power thereon is required to approve the proposal, unless a proposal other than Proposal 2 is properly presented at the Annual Meeting which requires a different vote pursuant to applicable law or Vaughan’s Articles of Incorporation or By-Laws.

What is the effect of an “abstention” or “withhold” vote on the proposals to be voted on at the meeting?

Pursuant to our governing documents and the Oklahoma General Corporation Act, Section 18-1061, a share voted “abstain” with respect to any proposal is considered as present and having voting power with respect to that proposal, but is not considered as a vote cast with respect to that proposal. Because proposals other than the election of directors require the affirmative vote of the holders of a majority of the voting securities present in person or represented by proxy and having voting power on each proposal in order to pass, an abstention will have the effect of a vote against those proposals. A “withhold” vote with respect to any director nominee will be counted for purposes of determining whether there is a quorum but will have no legal effect for purposes of electing the nominee since a “withhold” vote is not considered as a vote cast.

What is the effect of a “broker non-vote” on the proposals to be voted on at the meeting?

A “broker non-vote” occurs if your shares are not registered in your name and you do not provide the record holder of your shares (usually a bank, broker, or other nominee) with voting instructions on a matter and the record holder is not permitted to vote on the matter without instructions from you under New York Stock Exchange rules that generally apply to such record holders (notwithstanding the fact that shares of our common stock are traded on the OTC Bulletin Board). A broker may not give a proxy to vote without instructions from beneficial owners when the matter to be voted upon is one of certain itemized matters (typically termed “non-routine” matters), one of which involves implementing or materially revising an equity compensation plan. A broker non-vote is not considered a “vote cast” or “having voting power” with respect to a “non-routine” matter.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

Five (5) directors are to be elected at the Annual Meeting, each until his or her successor is elected and qualified, or until his or her earlier resignation or removal. All of the nominees to the Board have been approved, recommended and nominated for election or re-election to the Board by Vaughan’s Nominating/Corporate Governance Committee and by the Board or Directors. There are no family relationships between any of the executive officers and directors listed below.

Name	Age	Positions
Herbert B. Grimes	63	Chairman of the Board of Directors, Chief Executive Officer and Director
Mark E. Vaughan	44	Chief Operating Officer and Director
Robert S. Dillon (1)(2)(3)	54	Independent Director
Richard A. Kassar (1)(2)(3)	63	Independent Director
Laura J. Pensiero (1)(2)(3)	42	Independent Director

(1)	Member of the Audit Committee

(2)	Member of the Compensation Committee

(3)	Member of the Nominating/Corporate Governance Committee

Listed below are the names of each nominee for the Board of Directors, and the period, if any, during which each has served as a director of Vaughan. Information regarding our executive officers and directors including all public company directorships held by our directors during the past five years and any involvement in certain legal proceedings in the past ten years as of June 1, 2010 is set forth below. Information as to the stock ownership of each nominee is set forth under “Security Ownership of Certain Beneficial Owners and Management.” Management has no reason to believe that any of the five nominees for election named below will be unable to serve. If any of the five nominees should become unable to accept election, the persons named on the proxy card as proxies may vote for other person(s) selected by the Board or the named proxies.

Nominees for Election:

Herbert B. Grimes. Herb Grimes has been our Chairman of the Board and Chief Executive Officer since June 27, 2007. He has also served as President of Braxton Management Corporation, the general partner of Allison’s until July 2007, and as such, as President and Chief Executive of Allison’s, since he co-founded Allison’s in January 2003. From 2002 until January 2003, he was a private investor. Before that, Mr. Grimes served as Vice-President of Sales, Marketing, and Research and Development for Orval Kent Holding Company from November 1996 until Orval Kent was acquired by Sky Chefs, Inc. in 2002. From January 1996 until November 1996 Mr. Grimes was President of the Mrs. Crockett’s Country Kitchens division of Orval Kent. Before that, from 1982, when he co-founded Mrs. Crockett’s Country Kitchens, Inc. (formerly known as Mrs. Giles’ Country Kitchens, Inc.) he served as its Vice President of Sales, Marketing and Research and Development until it was acquired by Orval Kent in January 1996. Mr. Grimes has over 35 years experience in the food processing industry, with the bulk of his expertise in the refrigerated prepared salads business.

Mark E. Vaughan. Mark Vaughan served as President and Chief Executive Officer and a director of Vaughan from 1992 until June 27, 2007, when he became President and Chief Operating Officer. He has served as a director since 1992. He has over 20 years of food processing experience and has directed advances in quality control, food safety, purchasing and manufacturing processes at Vaughan. Mr. Vaughan attended the University of Oklahoma.

Robert S. Dillon. Robert Dillon has served as Director since June 27, 2007. He has been a partner in the certified public accounting firm of Dillon & Associates, P.C. since June, 1983. He has provided accounting and consulting services to Vaughan Foods since 1983 and to Allison’s Gourmet Kitchens Limited Partnership since its formation in 2003. He is a graduate of the University of

Oklahoma and has been a member of the Oklahoma Society of Certified Public Accountants since 1979.

Richard A. Kassar. Richard Kassar has served as Director since June 27, 2007. He is Chief Executive Officer of Fresh Pet Company, a manufacturer of fresh refrigerated pet food, which he launched as a start-up in October 2006. From July 2006 to October 2006 he raised venture capital for Fresh Pet Company. Before that, from 2002 until 2006 Mr. Kassar was Senior Vice President and Chief Financial Officer of Meow Mix. When Meow Mix was sold to Del Monte Corporation in May 2006, Mr. Kassar remained in his position there until July 2006. From 2001 until 2002 he was a consultant to venture capital businesses with respect to acquisitions of consumer brands and service organizations. From 1999 to 2001 he was Co-President and Chief Financial Officer of Global Household Brands, a manufacturer of consumer household cleaning products. He was Senior Vice President, Chief Operating Officer and Corporate Comptroller of Chock Full O’Nuts Corporation from 1986 to 1999. Mr. Kassar is a director and audit committee member of World Fuel, a New York Stock Exchange listed public company whose principal business is supplying fuel to the marine and aviation industry, and prior to February 2010, served as director and chair of the audit committee of Velocity Express, a public company whose principal business is providing same-day transportation services. He is a graduate of Baruch College and is an inactive Certified Public Accountant.

Laura J. Pensiero. Laura Pensiero has served as Director since June 27, 2007. She has been the owner and manager of Gigi Trattoria, Rhinebeck, New York since 2001. In 2006 she founded and opened Gigi Market in Red Hook, New York, a year-round farmers’ market, gourmet store bakery and catering site. Since 2005 she has also been a chef consultant and member of Just Salad LLC, a chain of New York City salad bars and restaurants. As a registered dietitian, she has served as the nutrition consultant to the Strang Cancer Prevention Center, New York, New York since 2005, and was the culinary coordinator for the Memorial Sloan-Kettering Prevention and Wellness Program, New York, New York, from 1999-2005. She continues to work with Strang’s nationwide Healthy Children, Healthy Future’s initiative. From 1998 to 2004 she was a consultant to the Culinary Institute of America, Hyde Park, New York. Since 1992 she has also been the founder and operator of Chef4Life, a nutrition and culinary consulting service promoting healthy eating. She is a co-author of The Strang Cancer Prevention Center Cookbook (McGraw Hill 2004), the author of Hudson Valley Mediterranean (HarperCollins 2009) and freelances numerous articles on healthful diet and eating and Mediterranean cuisine. She is a graduate of the State University of New York, Plattsburgh (1989), majoring in nutrition and food service management, and of the Professional Culinary Arts Program of The French Culinary Institute, New York, New York (1992).

Corporate Governance

Director Independence

As a matter of good corporate governance The Board and the Company continue to reference Nasdaq listing standards despite that our shares are no longer traded on the Nasdaq Capital Marktet.

The Board has determined, in accordance with Nasdaq’s listing standards, that: (i) Robert S. Dillon, Richard A. Kassar and Laura J. Pensiero (the “Independent Directors”) are independent and represent a majority of its members; (ii) Robert S. Dillon, Richard A. Kassar and Laura J. Pensiero, as the sole members of the Audit Committee, are independent for such purposes; and (iii) Robert S. Dillon, Richard A. Kassar and Laura J. Pensiero, as the sole members of the Compensation Committee, are independent for such purposes.

In determining director independence, our Board applies the independence standards set by Nasdaq. In its application of such standards the Board takes into consideration all transactions with Independent Directors and the impact of such transactions, if any, on any of the Independent Directors’ ability to continue to serve on our Board. To that end, for the fiscal year ended 2009, our Board considered the fees paid to the Independent Directors disclosed in Executive Compensation and Director Compensation and determined that those transactions were within the limits of the independence standards set by Nasdaq and did not impact their ability to continue to serve as Independent Directors.

Code of Ethics

We have adopted a code of ethics (as defined in Item 406 of Regulation S-K) that applies to our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. We have posted the text of our code of ethics on our website, www.vaughanfoods.com.

Communicating with Directors

Stockholders or other interested parties wishing to communicate with the Board, the Independent Directors or any individual director may do so by contacting the Chairman of the Board by mail, addressed to Chairman of the Board, Vaughan Foods, Inc., 216 NE 12th Street, Moore, Oklahoma 73160.

All communications to the Board will remain unopened and be promptly forwarded to Chairman of the Board, who shall in turn forward them promptly to the appropriate director(s). Such items as are unrelated to a director’s duties and responsibilities as a Board member may be excluded by the Chairman of the Board, including without limitation, solicitations and advertisements; junk mail; product-related communications; job referral materials such as resumes; surveys; and material that is determined to be illegal or otherwise inappropriate. The director(s) to whom such information is addressed is informed that the information has been removed, and that it will be made available to such director(s) upon request.

Board of Directors Meetings and Committees

During the year ended December 31, 2009, the Board held 4 meetings. All directors attended more than 75 percent of the number of meetings of the Board and its committees on which they served. It is Vaughan’s policy that directors are invited and encouraged to attend the Annual Meeting.

Audit Committee

We have a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 by and among the Board of Directors for the purpose of overseeing our accounting and financial reporting processes and audits of our financial statements. The Audit Committee consists of Richard A. Kassar, Chairman, Robert S. Dillon and Laura J. Pensiero. The Board has determined that Mr. Richard Kassar qualifies as an “audit committee financial expert,” as that term is defined in Item 407(d)(5) of Regulation S-K. The Audit Committee held 4 meetings since during the year ended December 31, 2009. No member of the audit committee attended fewer than 75 percent of those meetings.

The primary role of the Audit Committee, as more fully described in its Charter, which is available on Vaughan’s website, www.vaughanfoods.com, is to assist the Board of Directors in its oversight of Vaughan’s corporate accounting and financial reporting process and to interact directly with and evaluate the performance of Vaughan independent registered public accounting firm.

Compensation Committee

The Compensation Committee consists of Robert S. Dillon, Chairman, Richard A. Kassar and Laura J. Pensiero. The Compensation Committee held 4 meetings during the year ended December 31, 2009. No member of the Compensation Committee attended fewer than 75 percent of those meetings.

The Compensation Committee has a charter that is available on Vaughan’s web site, www.vaughanfoods.com. It is composed of “non-employee directors” under SEC Rule 16b-3 and

“independent” directors as determined by the Board of Directors pursuant to the applicable NASDAQ Listing Standards.

The compensation committee’s primary functions are to administer our stock option and stock plans, approve grants of securities under those plans, review forms of compensation to be provided to our officers and employees, and make recommendations to our board of directors regarding all forms of compensation to be provided to our directors. The entire board of directors also may perform these functions with respect to our stock option and stock plans.

The compensation committee performs its objectives of attracting and retaining qualified, effective managers and directors by reviewing the performance objectives and actual performance of our officers and by individually assessing the contributions of our directors.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee consists of Laura J. Pensiero, Chairman, Richard A. Kassar and Robert S. Dillon.

The Nominating and Corporate Governance Committee has a charter that is available on Vaughan’s web site, www.vaughanfoods.com. It is responsible for recommending to the Board the criteria and qualifications required of Board members, as well as potential candidates for replacement or addition to the Board, including those recommended by stockholders. The Committee has the authority to employ search firms to identify Director candidates and approve fees related to search efforts. The Committee reviews and makes recommendations to the Board as to the size, needs and effectiveness of the Board, and oversees the Board’s periodic self evaluations of performance.

Stockholder recommendations to the Nominating and Corporate Governance Committee may be submitted as defined in the process of Communicating with Directors.

The Nominating and Corporate Governance Committee has not set specific, minimum qualifications that must be met by a director candidate. In evaluating candidates for recommendation to the Board of Directors, the Committee will consider the following factors, in addition to any other factors that it deems appropriate:

•	Whether the candidate is of the highest ethical character and shares our company’s values;

•	Whether the candidate’s reputation, both personal and professional, is consistent with our image and reputation;

•	Whether the candidate’s characteristics, experiences, perspectives and skills would benefit the Board of Directors given the current composition of the Board of Directors;

•	Whether the candidate is “independent” as defined by the NASDAQ listing standards and other applicable laws, rules or regulations regarding independence;

•

Whether the candidate qualifies as someone who is “financially sophisticated” or as an “audit committee financial expert” as described in the NASDAQ listing standards or any other applicable laws, rules or regulations;

•

Whether the candidate is free from material conflicts of interest that would interfere with the candidate’s ability to perform the duties of a director or violate any applicable NASDAQ listing standards or other applicable laws, rules or regulations;

•

Whether the candidate’s service as an executive officer of another company or on the boards of directors of other public companies would interfere with the candidate’s ability to devote sufficient time to discharge his or her duties as a director;

•

If the candidate is an incumbent director, the director’s overall service during the director’s term, including the number of meetings attended, the level of participation and the overall quality of performance of the director.

The Nominating and Corporate Governance Committee assesses and reviews these guidelines with the Board of Directors and modifies them as appropriate. The Board of Directors also considers these guidelines in carrying out its responsibility for filling vacancies and selecting nominees for election as directors at Annual Meetings of Stockholders. All director candidates, including candidates appropriately recommended b stockholders, are evaluated in accordance with the process described above.

Compensation of Directors

The following Director Compensation Table sets forth all compensation earned by directors during the fiscal year ended December 31, 2009.

Director Compensation

Name and Principal Position	Year	Fees Earned or Paid in Cash	All Other Compensation	Total
Robert S. Dillon	2009	$12,750	$—	$12,750
	2008	10,500	6,015	16,515
Richard A. Kassar	2009	17,750	—	17,750
	2008	15,500	6,015	21,515
Laura J. Pensiero	2009	12,750	—	12,750
	2008	8,500	6,015	14,515

Our independent directors are paid an annual retainer fee of $5,000, a fee of $1,000 for each board meeting attended in person, a fee of $500 for participation in each telephonic board meeting, a fee of $1,000 for each audit committee meeting, a fee of $500 for each compensation committee meeting, a fee of $250 for each corporate governance committee meeting. Our audit committee chairperson is paid a $5,000 retainer fee.

Executive Officers

Information regarding our executive officers other than Mr. Grimes and Mr. Vaughan is set forth below. Information regarding Mr. Grimes and Mr. Vaughan is set forth above.

Name	Age	Positions
Gene P. Jones	58	Chief Financial Officer, Secretary, Treasurer and Principal Accounting Officer

There are no family relationships between any of the executive officers and directors listed in this proxy statement.

Gene P. Jones. Gene Jones has served as our Secretary, Treasurer and Chief Financial Officer since August 2007. In addition to this appointment, Mr. Jones retains a position he has held since April 2006 as a partner of Tatum, LLC (“Tatum”), an organization providing executive financial and information technology services to businesses. Mr. Jones served the Company in his capacity as a Tatum partner, beginning in May 2007, and was elected to his current position in August 2007. Before his affiliation with Tatum, from November 2003 to March 2006, Mr. Jones was Co-Founder, Secretary, Treasurer and Chief Financial Officer of Encore Discovery Solutions, Inc., a provider of litigation technology support services. From February 2003 to November 2003, Mr. Jones was involved in raising capital for the inception of Encore Discovery Solutions, Inc. From February 2002 to May 2003, he served as an independent consultant in the restaurant, retailing, construction and information technology service areas. During that time, he was also Chief Financial Officer and Treasurer of Vital Link Business Systems, Inc., a technology company serving the restaurant industry from October 2002 to May 2003. Mr. Jones has served in senior financial capacities with a number of public and private firms throughout his career. He began his career with the predecessor to the international accounting firm of KPMG, achieving the position of senior audit manager. His public accounting career spanned ten years.

Mr. Jones holds a Master of Science in Business Administration from Indiana University and a Bachelor of Science in Accounting from St. Joseph’s College. He is a member of the American Institute of Certified Public Accountants, the Texas Society of Certified Public Accountants and Financial Executives International.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our officers and directors, and persons who own more than ten percent of a registered class of our equity securities to file reports of ownership and changes in ownership with the SEC. Officers, directors and greater than ten percent stockholders are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file. To the best of our knowledge, based solely on review of the copies of such forms furnished to us or amendments thereto, or written representations that no other forms were required, we believe that all other Section 16(a) filing requirements applicable to its officers, directors and greater than ten percent stockholders were complied with during 2009. With respect to any of our former directors, officers, and ten percent stockholders, we do not have any knowledge of any other known failures to comply with the filing requirements of Section 16(a).

Compensation of Executive Officers

The following Summary Compensation Table sets forth all compensation earned, in all capacities, during the fiscal years ended December 31, 2009 and 2008 by (i) all individuals serving as our principal executive officer or acting in a similar capacity during the last completed fiscal year, regardless of compensation level, and (ii) our most highly compensated executive officers, other than the principal executive officer, who were serving as executive officers at the end of the last completed fiscal year, whose total compensation, as required to be disclosed pursuant to Item 402(n)(2) of Regulation S-K, exceeded $100,000 (the individuals falling within categories (i) and (ii) are collectively referred to as the “Named Executive Officers”)

Summary Compensation Table

Name and Principal Position	Year	Salary	Bonus	Stock Awards	Option Awards	All Other Compensation	Total
Herbert B. Grimes	2009	$331,979	$—	$—	$—	$—	$331,979
Chairman of the Board	2008	320,400	—	—	30,764	—	351,164
of Directors and Chief Executive Officer

Mark E. Vaughan	2009	272,231	—	—	—	—	$272,231
Chief Operating Officer	2008	260,000	—	—	28,200	—	$288,200
and Director

Gene P. Jones	2009	275,688	—	—	—	23,726	$299,414
Chief Financial Officer,	2008	291,211	—	—	48,118	28,805	$368,134
Secretary, Treasurer and Principal Accounting Officer

Option awards are amounts granted under the Equity Incentive Plan and are represented at the fair market value of the awards at grant-date in accordance with FASB ASC Topic 718.

Mr. Jones is a partner with Tatum, LLC (“Tatum”), an executive services firm. Pursuant to an agreement with Tatum, Vaughan will pay to Tatum a resource fee of $1,000 per month. The amount listed in All Other Compensation for 2008 and 2009 include $12,000 of such resource fees paid to Tatum, and amounts related to other out of pocket expenses for Mr. Jones.

The following Outstanding Equity Awards At Fiscal Year End Table sets forth all outstanding equity awards as of December 31, 2009.

Outstanding Equity Awards At Fiscal Year End

Name	Number of Securities Underlying Unexercised Option Exercisable	Number of Securities Underlying Unexercised Option Unexercisable	Equity Incentive Plan Awards Number of Securities Underlying Unexercised Unearned Options	Option Exercise Price	Option Expiration Date
Herbert B. Grimes	—	—	60,000	$0.76	November 26, 2013
Mark E. Vaughan	—	—	55,000	$0.76	November 26, 2013
Gene P. Jones	—	—	80,000	$0.69	November 26, 2018
Robert S. Dillon	—	—	10,000	$0.69	November 26, 2018
Richard A. Kassar	—	—	10,000	$0.69	November 26, 2018
Laura J. Pensiero	—	—	10,000	$0.69	November 26, 2018

Management Agreements

On April 8, 2009, the Company entered into a management agreement with Herbert B. Grimes, Chairman and Chief Executive Officer. The agreement does not have any specific duration and shall continue in full force and effect unless and until Mr. Grimes’ employment is terminated by either party in accordance with certain provisions in the agreement. Under the agreement, Mr. Grimes shall be provided an annual base salary and shall be eligible to participate in the Company’s management incentive plan, which can provide a bonus of up to 50 percent of base salary, contingent on the achievement of certain Company financial objectives, in summary, related to the achievement of certain goals related to revenues, EBITDA and cash flow. The agreement would also provide up to one year’s compensation in the event that Mr. Grimes is terminated without cause (as defined), or resigns for good reason (as defined).

On April 8, 2009, the Company entered into a management agreement with Mark E. Vaughan, President and Chief Operating Officer. The agreement does not have any specific duration and shall continue in full force and effect unless and until Mr. Vaughan’s employment is terminated by either party in accordance with certain provisions in the agreement. Under the agreement, Mr. Vaughan shall be provided an annual base salary and shall be eligible to participate in the Company’s management incentive plan, which can provide a bonus of up to 50 percent of base salary, contingent on the achievement of certain Company financial objectives, in summary, related to the achievement of certain goals related to revenues, EBITDA and cash flow. The agreement would also provide up to one year’s compensation in the event that Mr. Vaughan is terminated without cause (as defined), or resigns for good reason (as defined).

On April 8, 2009, the Company entered into a management agreement with Gene P. Jones, Secretary, Treasurer and Chief Financial Officer. The agreement does not have any specific duration and shall continue in full force and effect unless and until Mr. Jones’ employment is terminated by either party in accordance with certain provisions in the agreement. Under the agreement, Mr. Jones shall be provided an annual base salary and shall be eligible to participate in the Company’s management incentive plan, which can provide a bonus of up to 50 percent of base salary, contingent on the achievement of certain Company financial objectives, in summary, related to the achievement of certain goals related to revenues, EBITDA and cash flow. The agreement would also provide up to one year’s compensation in the event that Mr. Jones is terminated without cause (as defined), or resigns for good reason (as defined).

Equity Compensation Plan Information

The following table summarizes information as of December 31, 2009 as to (i) compensation plans under which our equity securities are authorized for issuance and (ii) all other securities subject to contracts, options, warrants and rights authorized for future issuance outside the plans. The shares authorized for future issuance are subject to adjustment for changes in capitalization stock splits, stock dividends and similar events.

Equity Compensation Plan Table

	Number of securities to be issued upon exercise of oustanding options, warrants and rights (a)	Weighted-average exercise price of oustanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity Compensation Plans Approved By Security Holders	601,620	$0.70	398,380
Equity Compensation Plans Not Approved By Security Holders	—	$—	—

	601,620	$0.70	398,380

Equity Incentive Plan

In August 2006, before our initial public offering, our stockholders approved and ratified a Vaughan Foods, Inc. Equity Incentive Plan, or the “Plan,” the purpose of which is to attract and retain the personnel necessary for our success. The Plan was also adopted and approved by the stockholders following the initial public offering, on August 7, 2008. The Equity Incentive Plan gives our board of directors the ability to provide incentives through grants of incentive and non-qualified stock options to our employees, consultants and directors. A total of 1,000,000 shares of our common stock were reserved for issuance under the plan. If an award expires or terminates unexercised or is forfeited to us, the shares underlying the option award become available for further awards under the plan.

The purpose of the Plan is to provide incentives to employees, directors and consultants whose performance will contribute to our long-term success and growth, to strengthen Vaughan’s ability to attract and retain employees, directors and consultants of high competence, to increase the identity of interests of such people with those of its stockholders and to help build loyalty to Vaughan through recognition and the opportunity for stock ownership. The Compensation Committee of the Board administers the Plan and, except as otherwise provided in the Plan, has complete authority and discretion to determine the terms of awards.

The following description of the Plan is a summary and is qualified in its entirety by reference to the Plan.

Eligibility. Under the Plan, incentive stock options may be granted only to employees and non-qualified stock options may be granted to employees, directors and consultants.

Term and Amendment of the Plan. Unless terminated earlier, the Plan will expire in 2016. Our board may also amend the Plan, provided that no amendment will be effective without approval of our stockholders if stockholder approval is required to satisfy any applicable statutory or regulatory requirements.

Terms of Options. The Plan permits the granting of both incentive stock options and nonqualified stock options. Under the terms of the plan, the option price of both incentive stock options and non-qualified stock options must be at least equal to 100 percent of the fair market value of the shares on the date of grant. The maximum term of each option is ten years. For any participant who owns shares possessing more than 10 percent of the voting rights of Vaughan’s outstanding shares of Common Stock, the exercise price of any incentive stock option must be at least equal to 110 percent of the fair market value of the shares subject to such option on the date of grant and the term of the option may not be longer than five years. Options become exercisable at such time or times as the Compensation Committee may determine at the time it grants options.

Federal Income Tax Consequences

Non-qualified Stock Options. The grant of non-qualified stock options will have no immediate tax consequences to the Company or the grantee. The exercise of a non-qualified stock option will require an employee to include in his gross income the amount by which the fair market value of the acquired shares on the exercise date (or the date on which any substantial risk of forfeiture lapses) exceeds the option price. Upon a subsequent sale or taxable exchange of the shares acquired upon exercise of a non-qualified stock option, an employee will recognize long or short-term capital gain or loss equal to the difference between the amount realized on the sale and the tax basis of such shares. Vaughan will be entitled (provided applicable withholding requirements are met) to a deduction for Federal income tax purposes at the same time and in the same amount as the employee is in receipt of income in connection with the exercise of a non-qualified stock option.

Incentive Stock Options. The grant of an incentive stock option will have no immediate tax consequences to Vaughan or its employee. If the employee exercises an incentive stock option and does not dispose of the acquired shares within two years after the grant of the incentive stock option nor within one year after the date of the transfer of such shares to him (a “disqualifying disposition”), he will realize no compensation income and any gain or loss that he realizes on a subsequent disposition of such shares will be treated as a long-term capital gain or loss. For purposes of calculating the employee’s alternative minimum taxable income, however, the option will be taxed as if it were a non-qualified stock option.

Awards Under the Plan

On November 26, 2008, the Compensation Committee of the Board of Directors of Vaughan approved the award of incentive stock options, as defined by Section 422 of the Internal Revenue Code, to purchase 537,500 shares of Vaughan’s common stock, par value $0.001 per share (the “Common Stock”), to a total of 29 employees, including an aggregate of 215,000 to Vaughan’s Chief Executive Officer, Chief Operating Officer, Chief Financial Officer and Corporate Controller, pursuant to the Plan. A total of 115,000 shares, which are included in the 537,500 issued incentive stock options, were issued to employees owning 10 percent or more of Vaughan’s Common Stock. Additionally, 37,500 non-qualified stock options were issued to consultants. On March 12, 2009, 14,120 incentive stock options were issued to Gene P. Jones on substantially the same terms as the incentive stock options issued on November 26, 2008. Gene P. Jones immediately executed an Allocation of Beneficial Interest Agreement to allocate 14,118 incentive stock options to Tatum, LLC, pursuant to an executive services agreement between Vaughan and Tatum for Mr. Jones’ services.

The Plan was duly adopted and approved by the stockholders of Vaughan at the Annual Meeting of the stockholders of Vaughan held on August 7, 2008. In the case of employees owning 10 percent or more of Vaughan’s Common Stock, the options have an exercise price of $0.76 per share, or 110 percent of the fair market value of Vaughan’s Common Stock on the date of grant, and represent in the aggregate options to purchase 115,000 shares of Vaughan’s Common Stock. For all other employees and consultants, the options have an exercise price of $0.69 per share, the fair market value of the Common Stock on the date of grant, and represent options to purchase 460,000 shares of Vaughan’s Common Stock.

On November 26, 2008, the Board of Directors of Vaughan also approved the award of non-qualified stock options to its three non-employee directors pursuant to the Plan. The options have an exercise price of $0.69 per share, the fair market value of the Common Stock on the date of grant, and represent options to purchase 30,000 shares of Vaughan’s Common Stock.

A total of 1,000,000 shares of Vaughan’s Common Stock are issuable under the Plan. All the above described options vest according to a four-year vesting schedule, with 25 percent vesting on the one year anniversary of the option grant date, and 25 percent on each subsequent anniversary of the option grant date. The options vest immediately in the event of a Change in Control of Vaughan, as defined in the Plan. All options granted to individuals owning 10 percent or more of the Common Stock of Vaughan expire within five years of the option grant date, and all other options expire within 10 years of the option grant date. The Plan is filed as Exhibit 10.3 to

Vaughan’s Annual Report on Form 10-K for the year ended December 31, 2008. The form of the Incentive Stock Option Agreement for employee incentive stock options issued under the Plan is filed as Exhibit 10.17 to our Annual Report on Form 10-K for the year ended December 31, 2008. The form of the Non-Employee Director Nonqualified Stock Option Agreement for nonqualified stock options issued under the Plan is filed as Exhibit 10.18 to our Annual Report on Form 10-K for the year ended December 31, 2008. The form of the Consultant Nonqualified Stock Option Agreement for nonqualified stock options issued under the Plan is filed as Exhibit 10.19 to our Annual Report on Form 10-K for the year ended December 31, 2008.

The Company filed a registration statement on Form S-8 with the Securities and Exchange Commission registering the Common Stock issuable under the terms of the Plan on August 27, 2009.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth information known to us with respect to the beneficial ownership of Vaughan Common Stock as of June 1, 2010 by (1) each of our directors, (2) each of our Named Executive Officers (as defined above), (3) all of our directors and executive officers as a group, and (4) each person (or group of affiliated persons) known to be the beneficial owner of more than 5 percent of our Common Stock.

Name of Beneficial Owner (1)	Shares of Common Stock Beneficially Owned (2)	Percentage of Ownership
Herbert B. Grimes	990,200	10.56
Mark E. Vaughan	995,950	10.62
Gene P. Jones	36,030	0.38
Robert S. Dillon	2,500	0.03
Richard A. Kassar	2,500	0.03
Laura J. Pensiero	2,500	0.03
Directors and Officers (6 persons) as a group	2,029,680	21.65

(1)

The address for Herbert B. Grimes, Mark E. Vaughan and Gene P. Jones is Vaughan Foods, Inc., 216 Northeast 12th Street, Moore, Oklahoma 73160. Other addresses are as follows: Robert S. Dillon, 1800 South Air Depot Boulevard, Suite D, Midwest City, Oklahoma 73110; Richard A. Kassar, 400 Plaza Drive, Secaucus, New Jersey, 07094; Laura J. Pensiero, 6422 Montgomery Street, Rhinebeck, New York 12572;

(2)

A person is deemed to be a beneficial owner of securities that can be acquired by such person within 60 days from the filing of this report upon the exercise of options and warrants or conversion of convertible securities. Each beneficial owner’s percentage ownership is determined by assuming that options, warrants and convertible securities that are held by such person (but not held by any other person) and that are exercisable or convertible within 60 days from June 1, 2010. Except as otherwise indicated, and subject to applicable community property and similar laws, each of the persons named has sole voting and investment power with respect to the shares shown as beneficially owned. On June 1, 2010, 9,380,577 shares of our Common Stock were outstanding.

Transactions with Related Persons

Set forth below are details of transactions during the years ended December 31, 2009 and 2008, or currently proposed transactions, in which Vaughan was or is to be a participant, in which the amount involved in the transaction exceeded or exceeds the lesser of $120,000 or one percent of the average of our total assets at the year end for the last two completed fiscal years, and in which any director, executive officer, principal stockholder holding at least 5 percent of our common shares, or any family member thereof, had or will have any material interest, direct or indirect.

Immediately prior to the closing of our initial public offering, pursuant to amended agreements dated April, 2007, we acquired from Mark Vaughan our current chief operating officer and Vernon

J. Brandt, Jr., a former member of management, for nominal consideration, 60% of the limited partnership interest in Allison’s Gourmet Kitchens, a limited partnership, and also acquired from Herbert Grimes our current Chairman and Chief Executive Officer and Stan Gustas our former vice president of finance, the remaining 40% of the limited partnership interests and the general partnership interest in Allison’s Gourmet Kitchens for a total price of $2,500,000. Mr. Grimes, through an affiliate, owned 87.5% of such minority interests and was to be paid in total, $2,187,500. Mr. Gustas owned the remaining 12.5% and was to be paid in total, $312,500. Of these amounts, we paid a total of $1,500,000 from the net proceeds of our initial public offering, $1,312,500 to Mr. Grimes and $187,500 to Mr. Gustas. Notes payable were issued to Mr. Grimes and Mr. Gustas for $1,000,000 of the purchase price, bearing interest at 10 percent per annum. On June 30, 2008, the notes to Mr. Gustas were retired and a new note was issued to Mr. Grimes in the principal amount of $802,500, bearing interest at 10%, and maturing in total on June 30, 2009. On July 17, 2009, the Company notified Herbert Grimes that it was unable to retire the note. On August 13, 2009, Mr. Grimes agreed to a new note with a principal amout of $882,750, requiring scheduled weekly payments until June 30, 2010. The Company and Mr. Grimes further agreed that payment of the principal amount is subject to the Company’s ability to pay. Mr. Grimes has the option of deferring any of the principal payments on the note and, has deferred each payment through the date hereof, and anticipates deferring subsequent payments until such time as the Company believes that it has adequate liquidity and capital resources to repay all or a portion of the indebtedness. The notes are subordinated to all other indebtedness of the company.

The terms of the acquisition of the limited partnership interests in Allison’s were approved by our board of directors. At the time it was approved, we lacked sufficient independent directors for majority approval by independent directors. The terms of the acquisition of the limited liability partnership interests in Allison’s are at least as favorable to Vaughan as could have been obtained through arms length negotiations with unaffiliated third parties.

In the future, we will not make or enter into any material transactions or loans with officers, directors or beneficial owners of 5% or more of our common stock unless they are on terms that are no less favorable to us than those that can be obtained from unaffiliated third parties. All material transactions and loans with affiliates, and any forgiveness of loans, will be approved by a majority of our independent directors who do not have an interest in the transactions and who had access, at our expense, to our legal counsel or separate independent legal counsel. We have also adopted a policy that, in the future, the Audit Committee must review all material transactions with any officer, director or 5% stockholder.

Review, Approval or Ratification of Transactions with Related Persons

In order to formalize the process by which the Company reviews any transaction with a related person, the Board of Directors, at its March 13, 2008 meeting, adopted a policy addressing the Company’s procedures with respect to the review, approval, and ratification of “related person transactions” that are required to be disclosed pursuant to Item 404 (a) of Regulation S-K. Under the policy, the Company’s Chief Financial Officer initially determines if a transaction or relationship constitutes a transaction that requires compliance with the policy. The policy provides that any transaction, arrangement or relationship, or series of similar transactions, with any director, executive officer, 5 percent beneficial owner, or any of the immediate family members (collectively, “related persons”) in which the Company has or will have a direct or indirect material interest and which exceeds the lesser of one percent of the average of our total assets at year end for the last two completed fiscal years, or $120,000 in the aggregate shall be subject to review, approval or ratification by the Audit Committee. In its review of related person transactions, the Audit Committee will review the material facts and circumstances of the transaction.

Audit Committee Report

The Audit Committee consists of three directors who satisfy the independence and other requirements for Audit Committee membership of the Nasdaq listing standards and Rule 10A-3 of the Exchange Act. The primary role of the Audit Committee is to assist the Board of Directors in its oversight of Vaughan’s corporate accounting and financial reporting process and to interact directly with and evaluate the performance of Vaughan’s independent registered public accounting firm.

In the performance of its oversight function, the Audit Committee has reviewed Vaughan’s audited financial statements for the year ended December 31, 2009 and has met with both management and Vaughan’s independent registered public accounting firm, Cole & Reed, P.C., to review and discuss those financial statements. The Audit Committee has discussed with Cole & Reed, P.C. those matters related to the conduct of the audit that are required to be communicated by the independent auditors firm to the Audit Committee, including, as set forth in Statements of Auditing Standards No. 61, as amended (as adopted by the Public Company Accounting Oversight Board (“PCAOB”) in Rule 3200T), Cole & Reed, P.C.’s judgments as to the quality, not just the acceptability, of Vaughan’s accounting principles.

The Audit Committee discussed with Vaughan’s independent auditors the overall scope and plans for their respective audits. The Audit Committee met separately with the independent auditors, without management present, to discuss the results of their audits, their evaluations of Vaughan’s internal controls and the overall quality of Vaughan’s financial reporting.

The Audit Committee has received from Cole & Reed, P.C. the required written disclosures and letter regarding its independence from Vaughan, as set forth by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees)(as adopted by the PCAOB in Rule 3600T), and has discussed with Cole & Reed, P.C. its independence. The Audit Committee has also reviewed and considered whether the provision of other non-audit services by Cole & Reed, P.C. is compatible with maintaining the auditors’ independence. Based on these reviews and discussions, the Audit Committee recommended to the Board of Directors, and the Board of Directors approved, that the audited financial statements of Vaughan Foods for the year ended December 31, 2009 be included in Vaughan Foods’ Annual Report on Form 10-K, which was filed with the Securities and Exchange Commission on March 19, 2010.

It is not the duty of the Audit Committee to conduct audits, to independently verify management’s representations or to determine that Vaughan Foods’ financial statements are complete and accurate, prepared in accordance with United States generally accepted accounting principles or fairly present the financial condition, results of operations and cash flows of Vaughan Foods; that is the responsibility of management and the Company’s independent registered public accounting firm. In giving its recommendation to the Board of Directors, the Audit Committee has expressly relied on (i) management’s representation that such financial statements have been prepared in conformity with United States generally accepted accounting principles and (ii) the report of the Company’s independent registered public accounting firm, with respect to such financial statements.

The Audit Committee

The current members of the Audit Committee are:

Richard A. Kassar, Chairman
Robert S. Dillon
Laura J. Pensiero

PROPOSAL NO. 2

RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

The Audit Committee of the Board of Directors has selected Cole & Reed, P.C. as the Company’s independent auditors for the fiscal year ending December 31, 2010, and the Board of Directors has directed that management submit the appointment of independent auditors for ratification by the stockholders at the annual meeting. Cole & Reed, P.C. served as Vaughan’s independent auditor for the years ended 2009, 2008, 2007, 2006, 2005 and 2004 and is an independent registered public accounting firm. A representative of Cole & Reed, P.C., who is expected to be present at the annual meeting, will have an opportunity to make a statement at the annual meeting and will be available to respond to appropriate questions.

Neither the Company’s Bylaws nor other governing documents or law require stockholder ratification of the appointment of Cole & Reed, P.C. as the Company’s independent auditor. However, the Audit Committee of the Board of Directors recommended, and the Board of Directors is submitting the appointment of Cole & Reed, P.C. to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the appointment, the Audit Committee will reconsider whether or not to retain that firm. Even if the appointment is ratified, the Audit Committee in its discretion may direct the appointment of different independent auditor at any time if they determine that such a change would be in the best interests of the Company and its stockholders.

The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the annual meeting will be required to ratify the appointment of Cole & Reed, P.C. Abstentions will have the same effect as negative votes.

Auditors’ Fees

With respect to the year ended December 31, 2009 and 2008 the aggregate fees billed by Cole & Reed, P.C. are as follows:

	2009		2008
Audit Fees	$178,700	96.0%	$227,350	96.2%
Audit Related Fees	7,500	4.0%	9,100	3.8%
Tax Fees	—	0.0%	—	0.0%
All Other Fees	—	0.0%	—	0.0%

(1)

Audit fees reflect aggregate fees billed by Cole & Reed, P.C. for the audit of the Company’s financial statements, the review of the Company’s interim financial statements, and for the review of documents filed with or submitted to the Securities and Exchange Commission.

(2)	Audit related fees reflect aggregate fees billed by Cole & Reed, P.C. for services related to employee benefit plan audits.

The Audit Committee determined that the non-audit services provided by Cole & Reed, P.C. during the years ended December 31, 2009 and 2008 were compatible with maintaining the independence of Cole & Reed, P.C.

Policies and Procedures Relating to Approval of Services by Auditors

Consistent with SEC rules regarding auditor independence, the Audit Committee has responsibility for appointing, as well as setting the compensation and overseeing the work of, the independent auditors. In recognition of this responsibility, the Audit Committee has adopted policies and procedures contained in its Audit Committee Charter, for the approval in advance, or “pre-approval,” of audit and non-audit services rendered by our independent auditors, Cole & Reed, P.C. Subsequent to the formation of the Audit Committee in 2007, all services provided by Cole & Reed, P.C. as described above, were approved by the Audit Committee prior to rendering of services by Cole & Reed, P.C.

Pursuant to the Audit Committee Charter, the Audit Committee will oversee the external audit coverage. The Company’s independent auditors are ultimately accountable to the Committee, which has the direct authority and responsibility to appoint, retain, compensate, terminate, select, evaluate and where appropriate, replace the independent auditors. In connection with its oversight of the external audit coverage, the Committee will:

•	Have authority to appoint and replace (subject to stockholder approval, if deemed advisable by the Board) the independent auditors;

•	Have authority to approve the engagement letter and the fees to be paid to the independent auditors;

•

Pre-approve all audit and non-audit services to be performed by the independent auditors and the related fees for such services other than prohibited non-auditing services as promulgated under rules and regulations of the SEC (subject to the inadvertent de minimus exceptions set forth in the Act and the SEC rules);

•

Obtain confirmation and assurance as to the independent auditors’ independence, including ensuring that they submit on a periodic basis (not less than annually) to the Committee a formal written statement delineating all relationships between the independent auditors and the Company. The Committee is responsible for actively engaging in a dialogue with the independent auditors with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent auditors and for taking appropriate action in response to the independent auditors’ report to satisfy itself of their independence;

•

At least annually, obtain and review a report by the independent auditors describing: the firm’s internal quality-control procedures; any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with any such issues; and to assess the independent auditors’ independence, all relationships between the independent auditors and the Company;

•	Meet with the independent auditors prior to the annual audit to discuss planning and staffing of the audit;

•	Review and evaluate the performance of the independent auditors, as the basis for a decision to reappoint or replace the independent auditors;

•	Set clear hiring policies for employees or former employees of the independent auditors, including but not limited to, as required by all applicable laws and listing rules; and

•	Assure regular rotation of the lead audit partner, as required by the Act, and consider whether rotation of the independent auditor is required to ensure independence.

Changes in and Disagreements with Accountants on Accounting and Financial Disclosure

None.

Other Business

As of the date of this Proxy Statement, we know of no other business that will be presented for consideration at the 2010 Annual Meeting other than the items referred to above. If any other matter is properly brought before the 2010 Annual Meeting for action by stockholders, the persons designated as proxies will vote all shares in accordance with the recommendation of the Board or, in the absence of such a recommendation, in accordance with their best judgment.

Requirements, Including Deadlines, for Submission of Proxy Proposals, Nomination of Directors and Other Business of Stockholders for the 2011 Annual Meeting

Any proposal that a stockholder wishes to submit for inclusion in Vaughan’s proxy materials for the 2011 Annual Meeting of Stockholders pursuant to and in accordance with SEC Rule 14a-8 must be received by Vaughan no earlier than January 14, 2011 and no later than February 28, 2010, which is 120 days before the anniversary of this year’s mailing date. Upon timely receipt of any such proposal, we will determine whether or not to include such proposal in the proxy statement and proxy in accordance with applicable regulations governing the solicitation of proxies.

Further, the proxy solicited by the Board of Directors for the next annual meeting will confer discretionary authority, pursuant to SEC Rule 14a-4(c)(1), to vote on any stockholder proposal or director nomination presented at that meeting, unless the Company receives advance written notice of the proposal by May 16, 2011, which is 45 days before the anniversary of the date of these proxy materials.

We reserve the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

Any stockholder proposals or notices submitted to Vaughan in connection with the 2011 Annual Meeting should be addressed to: Corporate Secretary, Vaughan Foods, Inc., 216 NE 12th Street, Moore, Oklahoma 73160.

ADDITIONAL INFORMATION

STOCKHOLDERS SHARING AN ADDRESS

Stockholders sharing an address with another stockholder may receive only one set of proxy materials at that address unless they have provided contrary instructions. Any such stockholder who wishes to receive a separate set of proxy materials now or in the future may write or call Vaughan to request a separate copy of these materials from:

Corporate Secretary
Vaughan Foods, Inc.
216 NE 12th Street
Moore, Oklahoma 73160
telephone: 405-794-2530

Similarly, stockholders sharing an address with another stockholder who have received multiple copies of the Company’s proxy materials may write or call the above address and phone number to request delivery of a single copy of these materials.

EVERY STOCKHOLDER, WHETHER OR NOT HE OR SHE EXPECTS TO ATTEND THE ANNUAL MEETING IN PERSON, IS URGED TO EXECUTE THE PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED BUSINESS REPLY ENVELOPE.

Annual Report

Vaughan’s Annual Report to Stockholders for the year ended December 31, 2009, including Audited Financial Statements, has been mailed with this proxy material. We will provide without charge to each person being solicited by this Proxy Statement, on the written request of any such person, a copy of our Annual Report on Form 10-K for the year ended December 31, 2009 including the financial statements and financial statement schedules included therein. We will also furnish any exhibit to our Annual Report on Form 10-K if specifically requested. All such requests should be directed to Corporate Secretary, Vaughan Foods, Inc., 216 NE 12th Street, Moore, Oklahoma 73160.

The Board of Directors

June 23, 2010

Directions to Vaughan Foods, Inc. principal executive offices
Located at 1005 Messenger Lane, Moore, Oklahoma 73160

From Will Rogers World Airport (OKC) (12 miles):

Take Terminal Drive (which becomes S. Meridian Ave.) north to Airport Road. Take the Airport Road east ramp and merge onto Airport Road. Take Airport Road to the I-44 west ramp. Merge onto I-44. Continue on I-44 which becomes I-240 (east) to I-35, Exit 4A towards Dallas. Continue on I-35 to 12th Street exit. Exit 12th Street and proceed east on 12th Street to Messenger Lane. Turn right (south) on Messenger Lane follow Messenger Lane as it curves right (west) to Vaughan Foods located on the north side of Messenger Lane.

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

VAUGHAN FOODS, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING ON AUGUST 5, 2010.

The undersigned hereby appoints Herb Grimes and Gene P. Jones, and each of them, with full power of substitution, the attorneys and proxies of the undersigned to attend the Annual Meeting of Stockholders of Vaughan Foods, Inc. (“Vaughan”) to be held at 1005 Messenger Lane, Moore, Oklahoma 73160 on August 5, 2010 at 1:00 PM central time, and at any adjournment thereof, hereby revoking any proxies heretofore given, to vote all shares of common stock of the Company held or owned by the undersigned as indicated on the proposals as more fully set forth in the Proxy Statement, and in their discretion upon such other matters as may come before the meeting.

Please mark “X” your votes as indicated:

Vaughan Foods, Inc. is making the following three proposals:

The Board of Directors unanimously recommends a vote FOR the directors named below:		For All	Withhold All	For All Except
1.	ELECTION OF DIRECTORS:
	(1) Robert S. Dillon	☐	☐	☐
(2) Herbert B. Grimes
(3) Richard A. Kassar
(4) Laura J. Pensiero
(5) Mark E. Vaughan

To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.

The Board of Directors unanimously recommends a vote FOR the proposals below:		For	Against	Abstain

2.	Ratify the selection of Cole & Reed, PC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2010.	☐	☐	☐
3.	In addition, to act upon such other business as may properly come before the meeting or any adjournment or postponement thereof.

When properly executed, this proxy will be voted in the manner specified by the stockholder. Unless otherwise directed, this proxy will be voted FOR ALL Nominees listed in voting item 1 and FOR voting item 2.

NOTE: Please sign exactly as your name(s) appear(s) on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If signer is a corporation, please sign full corporate name by president or other authorized officer. If signer is a partnership, please sign in partnership name by authorized person.

Signature	Date	Signature (Joint Owners)	Date

To change the address on your account, please check the box below, indicate your new address in the address space to the right.

☐	___________________________________

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MARK "X" HERE IF YOU PLAN TO ATTEND THE MEETING.

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